UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 10, 1998


                       INTERSTATE BAKERIES CORPORATION
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                  Delaware
------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)

      1-11165                                            43-1470322
------------------------                     --------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


            12 East Armour Boulevard, Kansas City, Missouri     64111
------------------------------------------------------------------------------
              (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code   (816) 502-4000
                                                     --------------

                                   N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events.
          -------------

     On September 10, 1998, Interstate Brands Corporation, a wholly owned subsidiary of Interstate Bakeries Corporation entered into a 6.43% Guaranteed Senior Note Agreement (Senior Note Agreement) with the purchaser named in the Purchaser Schedule (as defined therein).

     A copy of the Credit Agreement is filed herewith as Exhibit 1.  The
Exhibit is incorporated herein by this reference.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

     Exhibit             Description
     -------             -----------

        1. Note Agreement dated September 10, 1998 signed by Interstate Brands Corporation and Interstate Brands West Corporation and the purchaser named in the Purchaser Schedule (as defined therein).

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERSTATE BAKERIES CORPORATION


                                     By:   /s/ Charles A. Sullivan
                                          -------------------------------
                                          Charles A. Sullivan, Chairman
                                            And Chief Executive Officer


Date: September 10, 1998

                                 EXHIBIT INDEX
                                 -------------


Exhibit                Description
-------                -----------


    1 Note Agreement dated September 10, 1998 signed by Interstate Brands Corporation and Interstate Brands West Corporation and the purchaser named in the Purchaser Schedule (as defined therein).